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Exhibit 10.1

                      MODIFICATION AND AMENDMENT AGREEMENT


         This Modification and Amendment Agreement is made this 30th day of December, 2008 ("Agreement") among Aethlon Medical, Inc., a Nevada corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

         WHEREAS, the Company and the Subscribers are parties to a Subscription Agreement ("Subscription Agreement") dated December 5, 2007 relating to an aggregate investment by Subscribers of $450,000 of principal amount of promissory notes, and (ii) January 18, 2008 relating to an aggregate investment by Subscribers of $220,000 of principal amount of promissory notes (collectively, the "Notes") of the Company and Warrants in the amounts set forth on Schedule A attached hereto; and

         WHEREAS, the Company is in default of material terms of the Transaction Documents and the Subscribers may elect to exercise their rights to accelerate the Maturity Date of the Notes.

         NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

         1. All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreement).

         2. The Company acknowledges that the Liquidated Damages as described in Section 11.4 of the Subscription Agreement which will accrue through March 30, 2009 and agree that such Damages will be payable in the form of convertible Notes as more fully described on Schedule A hereto ("Liquidated Damages Notes"). Additionally, the Company acknowledges that interest has accrued and is due and owing to Subscribers and such interest will be payable to Subscribers in the form of convertible notes in the amounts described on Schedule A hereto ("Interest Notes") and which Interest Notes will have an Issue Date of October 1, 2008. The Liquidated Damages Notes and Interest Notes will be in substantially the same form and upon the same terms and conditions as the Notes issued in the Offering as modified herein.

         3.       The terms of the Notes will be amended as follows:

                  (a) The interest rate shall be amended to ten percent (10%).

                  (b) Article IV will be added to the Note as follows:

                                   ARTICLE IV

                                CONVERSION RIGHTS

         The Holder shall have the right to convert the principal and any interest due under this Note into Shares of the Borrower's Common Stock, $.001 par value per share ("Common Stock") as set forth below.

         4.1.     CONVERSION INTO THE BORROWER'S COMMON STOCK.

                  (a) The Holder shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which



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such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 4.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto as Exhibit A, Borrower shall issue and deliver to the Holder within three (3) business days after the Conversion Date (such third day being the "Delivery Date") that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note, if any, through the Conversion Date directly to the Holder on or before the Delivery Date (as defined in the Subscription Agreement). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price.

                  (b) Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be equal to the lesser of (i) $0.25 ("Maximum Conversion Price"), and (ii) eighty percent (80%) of the three day average of the closing bid prices of the Common Stock as reported by Bloomberg L.P. on the date preceding a Conversion Date ("Variable Conversion Price"), subject to a "Floor Price" of $0.15.

                  (c) The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 4.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                           A.       Merger, Sale of Assets, etc. If the Borrower
at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                           B.       Reclassification, etc. If the Borrower at
any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                           C.       Stock Splits, Combinations and Dividends. If
the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event..

                           D.       Share Issuance. Other than in connection
with the Excepted Issuances (as defined in the Subscription Agreement dated December 5, 2007 ("Subscription Agreement")), if at any time while this Note is outstanding, the Borrower shall agree to or issue (the "Lower Price Issuance") any shares of Common Stock or securities convertible into or exercisable directly or indirectly for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Floor Price, then the Conversion Price shall automatically be reduced to such other Lower Price Issuance. For purposes of the adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock (other than Excepted Issuances) shall result in the adjustment of the Conversion Price where such right to convert is at a price


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lower than the Floor Price. The reduction of the Conversion Price described in this paragraph is in addition to other rights of the Holder described in this Note and the Modification Agreement. For the avoidance of doubt, if for example, the Lower Price Issuance is $0.10, then the Conversion Price shall be reduced to $0.10.

                  (d)      Whenever the Conversion Price is adjusted pursuant to
Section 4.1(c) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

                  (e) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than an amount of Common Stock equal to 150% of the amount of shares of Common Stock issuable upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

                  4.2 METHOD OF CONVERSION. This Note may be converted by the Holder in whole or in part as described in Section 4.1(a) hereof and the Subscription Agreement. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

                  4.3. MAXIMUM CONVERSION. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of 4.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 4.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder.

         4. The Maturity Date of the Notes shall be July 1, 2009 and the Expiration Date of the Warrants is extended to July 1, 2012.

         5. Subscribers undertake to make no sales of the Company's Common Stock until the earlier of (i) January 15, 2009, or (ii) the ask price of Common Stock is $0.40 as reported by Bloomberg L.P.

         6. The Company acknowledges that the holding period of the Notes, Interest Notes, Warrants and Common Stock issuable upon conversion of the Notes commenced on December 5, 2007, for purposes of Rule 144 under the Securities Act of 1933.

         7. The Company undertakes to make a public announcement on Form 8-K describing the terms of this Agreement not later than the fourth business day after the execution of this Agreement.



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         8.       For the benefit of the parties hereto, the Company hereby
makes all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date.

         9. Subject to the modifications and amendments provided herein, the Transaction Documents shall remain in full force and effect, including but not limited to the accrual of interest and liquidated damages, if any. Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise. This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

         10. The obligations of each Subscriber hereunder are several and not joint with the obligations of any other Subscribers hereunder, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Subscriber pursuant hereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Subscriber shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose, except as otherwise agreed by the Subscribers.

         11. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; PROVIDED, HOWEVER, that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto, except as same is permitted under the Transaction Documents.

         12. This Agreement constitutes the entire agreement among the parties regarding the subject matter herein, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

         13. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the governing law provisions of the Transaction Documents.

         14. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         15. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or electronically, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same with the same force and effect as if such facsimile signature were an original thereof.

                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, the undersigned have executed and delivered this
Agreement as of the date first written above.

                                              AETHLON MEDICAL, INC.
                                              the "Company"



                                              By:
                                                 -------------------------------


                                             "SUBSCRIBERS"




-----------------------------------------   -----------------------------------




-----------------------------------------







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
                                                SCHEDULE A


-------------------------------------------------------------- ------------------------- ------------------------
SUBSCRIBERS                                                    INTEREST NOTES            CONVERTIBLE LIQUIDATED
                                                                                         DAMAGES NOTES
-------------------------------------------------------------- ------------------------- ------------------------
                                                                  $126,535.00               $203,056.06
-------------------------------------------------------------- ------------------------- ------------------------
                                                                   $27,115.00                $43,512.01
-------------------------------------------------------------- ------------------------- ------------------------
                                                                   $63,775.00               $109,218.00
-------------------------------------------------------------- ------------------------- ------------------------


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                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)


The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by Aethlon Medical, Inc. on December ____, 2008 into Shares of Common Stock of Aethlon Medical, Inc. (the "Borrower") according to the conditions set forth in such Note, as of the date written below.



Date of Conversion:_____________________________________________________________


Conversion Price:_______________________________________________________________


Number of Shares of Common Stock Beneficially Owned on the Conversion Date: Less than 5% of the outstanding Common Stock of Aethlon Medical, Inc.


Shares To Be Delivered:_________________________________________________________


Signature:______________________________________________________________________


Print Name:_____________________________________________________________________


Address:________________________________________________________________________

        ________________________________________________________________________